UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
February 10, 2012

ACQUIRED SALES CORP.
(Exact name of registrant as specified in its charter)

Nevada	87-0479286
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

31 N. Suffolk Lane, Lake Forest, Illinois	60045
(Address of principal executive offices)	(Zip Code)

847-915-2446
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 10, 2012, subject to anticipated confirmation from the Virginia State Corporation Commission, (the “Effective Date”), Acquired Sales Corp., a Nevada corporation (the “Company”) closed an Agreement and Plan of Merger (the “Merger Agreement”) by and among  the Company, Acquired Sales Corp. Merger Sub, Inc., a Virginia corporation and wholly owned subsidiary of the Company (“AQSP Mergeco”), and Gerard M. Jacobs, a resident of Illinois (“Jacobs”), and Defense & Security Technology Group, Inc., a Virginia corporation (“DSTG”), and Minh N. Le, a resident of Virginia ("Le"). The Merger Agreement was first executed on January 12, 2012.

Pursuant to the Merger Agreement, the Company formed AQSP Mergeco as a new wholly-owned subsidiary in Virginia, the single purpose of which was to be acquired by DSTG. AQSP Mergeco was then merged with and into DSTG, with DSTG being the survivor of such merger (“Merger”). As consideration for the Merger, all of the issued and outstanding shares of common stock of DSTG, which totaled 100 shares held by Le (the “DSTG Shares”) was converted into one hundred thousand (100,000) shares of the Company’s common stock, par value $0.001 per share (the “Common Shares”), 300,000 vested options at $3.18 per share exercisable until the fifth anniversary of the Effective Date, and 100,000 vested options at $8.00 per share exercisable until the last day of the 21st full calendar quarter following the Effective Date.

Item 2.01  Completion of Acquisition or Disposition of Assets.

Reference is made to the disclosure set forth under Item 1.01 of this report, which disclosure is incorporated herein by reference.

On February 10, 2012, subject to anticipated confirmation from the Virginia State Corporation Commission, the Company closed the Merger Agreement to acquire all of the DSTG Shares from the DSTG sole shareholder Le.  The transaction qualifies as a reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended, and as a result of the Merger Agreement, DSTG is a wholly owned subsidiary of the Company.

Item 3.02  Unregistered Sales of Equity Securities.

See Item 1.01 above.

The Company is relying on an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act. The transaction did not involve a public offering, no underwriters or agents were involved in the foregoing issuances and we paid no underwriting discounts or commissions.

Item 9.01 Financial Statements and Exhibits.

(a)	FINANCIAL STATEMENTS OF BUSINESS ACQUIRED: DEFENSE & SECURITY TECHNOLOGY GROUP, INC

 DEFENSE & SECURITY TECHNOLOGY GROUP, INC
  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
AND
FINANCIAL STATEMENTS
 September 30, 2011 and December 31, 2010

DEFENSE & SECURITY TECHNOLOGY GROUP, INC INDEX TO FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and the Shareholder
Defense & Security Technology Group, Inc.

We have audited the accompanying balance sheets of Defense & Security Technology Group, Inc. as of September 30, 2011 and December 31, 2010, and the related statements of operations, shareholder’s deficit, and cash flows for the nine months ended September 30, 2011 and the year ended December 31, 2010. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Defense & Security Technology Group, Inc. as of September 30, 2011 and December 31, 2010, and the results of its operations and its cash flows for the nine months ended September 30, 2011 and the year ended December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

/s/ HANSEN, BARNETT & MAXWELL, P.C.
HANSEN, BARNETT & MAXWELL, P.C.
Salt Lake City, Utah
February 6, 2012

DEFENSE & SECURITY TECHNOLOGY GROUP, INC.
BALANCE SHEETS

	September 30,	December 31,
	2011	2010
ASSETS
Current Assets
Cash and cash equivalents	$42,885	$65,005
Accounts receivable	92,399	-
Other assets	1,888	203
Total Current Assets	137,172	65,208
Property and Equipment, net of accumulated depreciation of
$16,268 and $15,368, respectively	3,017	3,917
Deposits	4,900	4,900
Total Assets	$145,089	$74,025
LIABILITIES AND SHAREHOLDER'S DEFICIT
Current Liabilities
Trade accounts payable	$39,161	$-
Billings in excess of costs on uncompleted contracts	157,611	98,825
Total Current Liabilities	196,772	98,825
Shareholder's Deficit
Common stock, $0.01 par value, 100 shares authorized
100 shares issued and outstanding	1	1
Additional Paid in Capital	261,849	387,948
Accumulated deficit	(313,533)	(412,749)
Total Shareholder's Deficit	(51,683)	(24,800)
Total Liabilities and Shareholder's Deficit	$145,089	$74,025

The accompanying notes are an integral part of these financial statements.

DEFENSE & SECURITY TECHNOLOGY GROUP, INC.
STATEMENTS OF OPERATIONS
	For the Nine Months Ended	For the Year Ended
	September 30,	December 31,
	2011	2010
Consulting Revenue	$228,130	$25,000
Cost of Revenue	9,335	-
Gross Profit	218,795	25,000
Selling, General and Administrative Expenses	119,579	217,564
Net Income ( Loss)	$99,216	$(192,564)
Basic and Diluted Income (Loss) Per Share	$992	$(1,926)
Basic and Diluted Weighted-Average Shares Outstanding	100	100

The accompanying notes are an integral part of these financial statements.

DEFENSE & SECURITY TECHNOLOGY GROUP, INC.
STATEMENTS OF SHAREHOLDER’S DEFICIT
FOR THE YEAR ENDED DECEMBER 31, 2010 AND
THE NINE MONTHS ENDED SEPTEMBER 30, 2011

			Additional		Total
	Common Stock		Paid-in	Accumulated	Shareholder's
	Shares	Amount	Capital	Deficit	Deficit
Balance, January 1, 2010	100	$1	$295,225	$(220,185)	$75,041

Additional paid in capital			92,723	-	92,723

Net loss			-	(192,564)	(192,564)
Balance, December 31, 2010	100	1	387,948	(412,749)	(24,800)

Return of capital			(126,099)	-	(126,099)

Net income			-	99,216	99,216
Balance, September 30, 2011	100	$1	$261,849	$(313,533)	$(51,683)

The accompanying notes are an integral part of these financial statements.

DEFENSE & SECURITY TECHNOLOGY GROUP, INC.
STATEMENTS OF CASH FLOWS
	For the Nine Months Ended	For the Year Ended
	September 30,	December 31,
	2011	2010
Cash Flows from Operating Activities
Net income (loss)	$99,216	$(192,564)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	900	2,610
Changes in operating assets and liabilities:
Accounts receivable	(92,399)	-
Other	(1,686)	(203)
Accounts payable	39,161	-
Accrued liabilities	-	(582)
Billings in excess of costs on uncompleted contracts	58,787	98,825
Net Cash Provided by (Used in) Operating Activities	103,979	(91,914)
Cash Flow from Financing Activities
Contribution of capital	-	92,723
Return of capital	(126,099)	-
Net Cash Provided by (Used in) Financing Activities	(126,099)	92,723
Net (Decrease) Increase in Cash	(22,120)	809
Cash and Cash Equivanlents at Beginning of Period	65,005	64,196
Cash and Cash Equivalents at End of Period	$42,885	$65,005
Supplemental Cash Flow Information
Cash paid for interest	$-	$-

The accompanying notes are an integral part of these financial statements.

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIESOrganization and Nature of Operations – Defense & Security Technology Group, Inc. (DSTG or the Company) was organized in May 2001 under the laws of the state Commonwealth of Virginia.

DSTG converted from an LLC to a corporation on December 29, 2011.  The effect of the corporate status of the Company has been reflected in the accompanying financial statements.  The accompanying financial statements have been restated to reflect the conversion from an LLC to a corporation as though it had been a corporation for the entire period.

DSTG collaborates with clients to help its leaders make distinctive decisions leading to substantial improvements in enterprise performance. DSTG is currently supporting a number of programs across the military, intelligence, law enforcement, and commercial communities. In an era of Federal budget tightening, DSTG is focused on helping U.S. armed services and Federal agencies improve military and mission readiness while becoming even more cost-efficient.

Business Condition – The Company’s financial statements have been prepared using accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business.  During the nine months ended September 30, 2011 the Company had net income of $99,216 and had cash provided from operating activities of $103,979.  For the year ended December 31, 2010, the Company had a loss from operations of $192,564 and used $91,914 of cash in its operating activities.

At September 30, 2011, the Company’s current liabilities included accounts payable of $39,161 and billings in excess of costs on uncompleted contracts of $157,611.  The Company also had $42,885 in cash and a working capital deficit of $59,600.  The issuance of common stock to the sole shareholder has provided the needed capital for the Company to date.  The Company’s ability to meet its ongoing financial requirements is dependent on management’s ability to obtain additional equity and/or debt financing, the realization of which is not assured.

Subsequent to September 30, 2011, the Company entered into an “Agreement and Plan of Merger” to merge its operations with Acquired Sales Corp. as a means for meeting its ongoing financial requirements and building its business model.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue, and expenses. Significant estimates include depreciation and allowance for bad debts. Actual results and outcomes may differ from management’s estimates and assumptions.

Fair Value of Financial Instruments – The carrying amounts reported in the balance sheet for accounts payable approximate fair value because of the immediate or short-term maturity of these financial instruments.

Accounts Receivable – Accounts receivable are stated at the amount billed to customers.  The Company evaluates the collectability of the amount receivable from each customer and provides an allowance for those amounts estimated to be uncertain of collection. Accounts determined to be uncollectible are written off against the allowance for doubtful accounts. No allowance was established for the nine months ended September 30, 2011.

Property and Equipment – Property and equipment are recorded at cost less accumulated depreciation.  Maintenance, repairs, and minor replacements are charged to expense as incurred. When depreciable assets are retired, sold, traded in or otherwise disposed, the cost and related accumulated depreciation are removed from the accounts and the resulting gain or loss is reflected in operations. Depreciation is calculated on the straight-line method over the estimated useful lives of the assets, which are three to five years. Depreciation expense for the nine months ended September 30, 2011 and the year ended December 31, 2010 was $900, and $2,610, respectively.

Revenue Recognition – The Company enters into contractual arrangements with end-users of its products to sell software licenses, hardware, consulting services and maintenance services, either separately or in various combinations thereof. For each arrangement, revenue is recognized when persuasive evidence of an arrangement exists, the fees to be paid by the customer are fixed or determinable, collection of the fees is probable, and delivery of the product or services has occurred. When the Company is the primary obligor or bears the risk of loss, revenue and costs are recorded on a gross basis. When the Company receives a fixed transactional fee, revenue is recorded under the net method based on the net amount received.

In contractual arrangements where services are essential to the functionality of the software or hardware, or payment of the license fees are dependent upon the performance of the related services, revenue for the software license, hardware and consulting fees are recognized on the completed-contract method when the contract is substantially completed and all related deliverables have been provided to and accepted by the customer.This method is used because the Company is unable to accurately estimate total cost of individual contracts until the contracts are substantially complete. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Claims for additional compensation are recognized during the period such claims are resolved and collected.

Costs of software, hardware and costs incurred in performing the contract services are deferred until the related revenue is recognized. Contract costs include all purchased software and hardware, subcontract and labor costs and those indirect costs related to contract performance, such as indirect labor, supplies, equipment, and travel costs as well as depreciation on equipment used in performance of the contractual arrangements. Depreciation on administrative assets and selling, general and administrative costs are charged to expense as incurred.

Costs in excess of amounts billed are classified as current assets under the caption Costs in excess of billings on uncompleted contracts. Billings in excess of costs are classified as current liabilities under the caption Billings in excess of costs on uncompleted contracts. Contract retentions are included in accounts receivables.

Consulting Services: Consulting services are comprised of consulting, implementation, software installation, data conversion, building interfaces to allow the software to operate in integrated environments, training and applications. Consulting services are sold on a fixed-fee and a time-and-materials basis, with payment normally due upon achievement of specific milestones. Consulting services revenue is recognized under the completed-contract method as described above.

Concentration of Significant Customers – At September 30, 2011, accounts receivables from two customers accounted for 100% of total accounts receivable.  For the year ended December 31, 2010, revenue from two customers was 100% of total revenue.

Income Taxes – Prior to December 29, 2011, the Company was taxed as an LLC. Under those provisions, the Company does not pay federal or state income taxes on its taxable income.  Instead, the Company's income or loss was passed through to the sole shareholder and reported on the shareholder’s individual income tax return.  The Company reorganized as a corporation on December 29, 2011and became subject to corporate level federal and state income taxes at prevailing corporate rates.

Basic and Diluted Loss Per Share – The computation of basic income (loss) per share is determined by dividing net income (loss) by the weighted-average number of common shares outstanding during the period. There are no potentially issuable shares.

NOTE 2 – UNCOMPLETED CONTRACTS

 At September 30, 2011 the Company is in the process of providing consulting services under contracts with two customers. Under the terms of these contracts the Company bills the customers upon the completion of specified milestones.  Total billings under the contracts for the nine months ended September 30, 2011 were $ 235,848.

At December 31, 2010, the Company was in the process of providing consulting services to one customer under contract. This single contract was completed during the nine months ended September 30, 2011. The Company recognized revenues over expenses of $169,133. During the nine months ended September 30, 2011 related to this contract.

Contract billings in excess of contract costs on uncompleted contracts at September 30, 2011 and December 31, 2010 were as follows:

	September 30,	December 31,
	2011	2010
Billings to date	$235,848	$100,000
Less: Costs on uncompleted contracts	(78,237)	(1,175)
Billings in Excess of Costs on Uncompleted Contracts	$157,611	$98,825

NOTE 3 – PROPERTY AND EQUIPMENT

Property and equipment consists of the following at September 30, 2011 and December 31, 2010:
	September 30,	December 31,
	2011	2010
Computer equipment	$17,032	$17,032
Furniture and fixtures	2,253	2,253
Property and equipment	19,285	19,285
Less: accumulated depreciation	(16,268)	(15,368)
Property and equipment, net	$3,017	$3,917

NOTE 4 – RELATED PARTY TRANSACTIONS

During the nine months ended September 30, 2011 the company incurred consulting fees in the amount of $33,428 to Cogility Software Corporation. Cogility Software Corporation is a 100% owned subsidiary of Acquired Sales Corp. (AQSP).  On January 12, 2012, the Company signed an “Agreement and Plan of Merger” with Acquired Sales Corp. See Note 7.

NOTE 5 – INCOME TAXES

For the year ended December 31, 2010 and the nine months ended September 30, 2011, the Company was organized and taxed as a limited liability company in the state of Virginia.  As such, the Company has no liability for federal or state income taxes for either the year ended December 31, 2010 or the nine months ended September 30, 2011, as the Company’s income or loss is passed through to the sole shareholder and reported on the shareholder’s individual income tax return.

At September 30, 2011 and December 31, 2010, the Company has no U.S. Federal or state net operating loss carry forward, as any net operating loss through September 30, 2011 was passed through to the Company’s sole shareholder.

As of September 30, 2011 and December 31, 2010, the Company has no unrecognized tax benefits that, if recognized, would affect the Company’s effective income tax rate over the next twelve months. The Company’s policy is to recognize accrued interest and penalties related to unrecognized tax benefits in the provision for income taxes.  The Company’s tax returns are subject to examination for the years ended December 31, 2007 through 2010.

NOTE 6 – COMMITMENTS AND CONTINGENCIES

The Company leases office space on a month by month basis under the terms of an operating lease.   Rent expense for the nine months ended September 30, 2011 and the year ended December 31, 2010 was $8,844 and $20,128, respectively.

NOTE 7 – SUBSEQUENT EVENTS

On January 12, 2012, the Company signed an “Agreement and Plan of Merger” with Acquired Sales Corp. (AQSP). Under the terms of the agreement, AQSP will exchange 100,000 newly issued shares of its common stock in exchange for all of the outstanding common stock (100 shares) of Defense & Security Technology Group, Inc.

Further consideration is offered to the shareholder of DSTG of options to purchase 300,000 newly issued shares of AQSP stock, vesting immediately and exercisable at any time on or before the fifth anniversary of the closing date at the exercise price of $3.18 per share.

Additionally, options are offered to purchase 100,000 newly issued shares of AQSP stock, vesting immediately and exercisable on or before the last day of the 21st full calendar quarter following the closing date at an exercise price of $8.00 per share.

The closing of this agreement to take place following the delivery of DSTG audited financial statements for the nine months ended September 30, 2011 and the year ended December 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACQUIRED SALES CORP.

Dated: February 13, 2012	By:	/s/ Gerard M. Jacobs
Gerard M. Jacobs
Chief Executive Officer